UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2013

FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA
(State or other jurisdiction of incorporation)

0-17071
(Commission File Number)

35-1544218
(IRS Employer Identification No.)

200 East Jackson Street
Muncie, Indiana
(Address of principal executive offices)

47305-2814
(Zip Code)

Registrant's telephone number, including area code: (765) 747-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On November 22, 2013, First Merchants Corporation (the “Company”) redeemed the final 34,043 shares of its Senior Non-Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”) held by the U.S. Department of the Treasury (the “Treasury”) at an aggregate redemption price of $34,043,000, plus accrued but unpaid dividends. The Series B Preferred Stock was issued to the Treasury in September of 2011 as part of the Company’s participation in the Small Business Lending Fund Program. Following the redemption, there are no shares of Series B Preferred Stock outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 22, 2013

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer